SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         December 1, 2003                                       0-21537
------------------------------------------------          ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                            PACIFIC BIOMETRICS, INC.
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                                         93-1211114
--------------------------------                       ----------------------
(State or other jurisdiction of                          (IRS Employer
 incorporation or organization)                        Identification Number)

               220 West Harrison Street, Seattle, Washington    98119
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)


                                 (206) 298-0068
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

On December 1, 2003 Pacific Biometrics, Inc. announced it has been named the exclusive testing site in North America for the proprietary arthritis marker CartiLaps(R), pursuant to an agreement with Nordic Bioscience Diagnostics A/S. Pacific Biometrics issued a press release entitled "Pacific Biometrics Designated as Exclusive Testing Site for Arthritis Marker," a copy of which is included with this report as Exhibit 99.1


Item 7.  Financial Statements and Exhibits.


          (c)  The following exhibits are filed herewith:

               Exhibit 99.1-- Press Release of Pacific Biometrics, Inc. dated December 1, 2003.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PACIFIC BIOMETRICS, INC.

Dated: December 1, 2003                         By:
                                                    ----------------------------
                                                    Ronald R. Helm
                                                    Chief Executive Officer